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GLOBAL MULTIMEDIA
TRUST INC.

FIRST QUARTER REPORT
MARCH 31, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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                           GRAPHIC OF 4 STARS OMITTED
--------------------------------------------------------------------------------
   MORNINGSTAR RATED[TM] GABELLI GLOBAL MULTIMEDIA TRUST 4 STARS OVERALL AND 5 STARS FOR THE FIVE-YEAR PERIOD ENDED 03/31/02 AMONG 51 CLOSED-END DOMESTIC
    EQUITY FUNDS. THE FUND WAS RATED 2 STARS FOR THE THREE-YEAR PERIOD ENDED
               03/31/02 AMONG 53 CLOSED-END DOMESTIC EQUITY FUNDS.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      The first quarter of 2002 was a "good news/bad news" period for the Gabelli Global Multimedia Trust (the "Trust"). The good news was the excellent performance of advertising-supported media companies, most notably radio and television broadcasters, and newspaper publishers. The bad news was telecommunications, the worst performing sector in the Standard & Poor's ("S&P") 500 Index this quarter.

      Telecommunications stocks' rally in the fourth quarter of 2001 proved short-lived. With no quick and easy cure for the problems plaguing the industry -- excess capacity, cutthroat pricing, and declining profit margins -- telecom stocks retreated again in the first quarter. We see light at the end of the tunnel in the form of the ongoing industry shakeout that is gradually reducing competition and continued demand growth that will eventually soak up excess capacity.


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COMPARATIVE RESULTS


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                    -------------------------------------------------
                                                                                                      SINCE
                                                  QUARTER     1 YEAR       3 YEAR       5 YEAR    INCEPTION (D)
                                                  -------     ------       ------       ------    -------------
   Gabelli Global Multimedia Trust
     NAV Return (b) ...........................   (1.43)%      (8.31)%       2.69%      16.74%        14.62%
   Gabelli Global Multimedia Trust
     Investment Return (c) ....................   (0.11)%     (12.28)%       4.31%      18.24%        12.05%
   MSCI AC World Free Index ...................    1.09%       (2.94)%      (3.72)%      5.20%         8.06%
   Nasdaq Composite Index .....................   (5.39)%       0.28%       (9.16)%      8.60%        12.68%
   Lipper Global Fund Average .................    0.66%       (3.32)%       0.25%       5.86%         7.92%


    (a) Returns represent past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) AC World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular
         category.   Performance   for  periods  less  than  one  year  are  not
         annualized.
    (b) Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, and adjustments for rights offerings, and are net of expenses. Life of Fund return based on initial net asset value of $7.50.
    (c) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Life of Fund return based on initial offering price of $7.50.
    (d)  From commencement of investment operations on November 15, 1994.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of March 31, 2002.

COMMENTARY

MADISON AVENUE IS BACK IN BUSINESS

      Advertising-supported  media  is  a  particularly  economically  sensitive business. As we have noted in past letters, during economic downturns advertising tends to be viewed as an unnecessary expense, and during up-turns, an essential business investment. With the economy coming out of recession and the prospect of very impressive Gross Domestic Product ("GDP") growth over the next several quarters, advertising budgets are being restored, foreshadowing a strong earnings recovery for advertising-supported media stocks.

      As we anticipated, the Salt Lake City Olympics had high audience ratings and were a windfall for selected broadcasters. A second leg up for broadcasters and newspaper publishers will come from political ad spending this summer and fall. The spirit of cooperation between Republicans and Democrats in the aftermath of the 9/11 crisis has given way to good old-fashioned partisan politics, which will heat up as the two parties battle for control of the House and Senate this November.

LEFT OUT

      Cable television stocks were sidelined during the media stock rally. In our opinion, this was due to investors' aversion to highly leveraged industries and disappointment that there was not more spirited bidding for AT&T's cable properties. Although we believe AT&T received a fair price from Comcast for cable systems needing a substantial technological upgrade, the fact that other cable giants such as AOL Time Warner dropped out of the bidding so quickly may have led investors to question values in the industry. We think once the stock market stabilizes, reestablishing stock as a deal currency, we will see further consolidation at prices that confirm our assessment of values in the cable television business.
--------------------------------------------------------------------------------


                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/02

United States         75.2
Europe                10.1
Asia/Pacific Rim       6.0
Latin America          5.3
Canada                 3.4

                      HOLDINGS BY CLASSIFICATION - 3/31/02

Distribution          56.2
Copyright/Creativity  43.8

      Cable television network stocks were mixed despite the likely prospect of accelerating merger and acquisition activity in the industry. Last year, there was quite a bit of deal activity, with Disney purchasing the Family Channel and Viacom acquiring Black Entertainment. Deal activity ground to a halt in response to 9/11. However, we think it will resume in the year ahead, with smaller high quality cable networks being targeted by cable operators and the multimedia powerhouses.

THE FENCES ARE COMING DOWN

      In recent shareholder letters we have discussed how regulatory changes in the media industry should promote increased deal activity. On February 19, 2002, the District of Columbia Court of Appeals struck down Federal Communications
Commission ("FCC") restrictions on the ownership of cable and broadcast television properties in the same markets. This would allow cable giants like AOL Time Warner to bid for broadcast properties in their top markets. The court ruling also raised the 35% national "footprint" for television broadcasters, in effect putting a bounty on the small group broadcasters in our portfolio. We expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated this summer. This should also spur further consolidation as media companies attempt to realize economies of scale.

TELECOMISERY

      Our telecommunications investments (wired and wireless) continue to drag on performance. Investors are treating telecommunications as if it has become a commodity business doomed to classic boom and bust cycles. We certainly saw a boom in the late 1990s with the capital markets throwing money at telecom, funding new competition and creating capacity well in excess of short-term demand. Telecom has been in the bust mode since early 2000, with the capital markets shut tight and much of the new competition either belly-up or on life support systems.

      Unlike pure commodities businesses, demand for telecommunications services has continued to grow at an attractive rate through the boom and bust cycle. This is particularly true in wireless, where we've seen strong volume growth and even modest growth in revenues per customer. This has not translated into profits though, because of aggressive pricing to capture market share. There are simply too many players in this still very fragmented business. This will change in the years ahead as we see some cash flow casualties in wireless and the stronger players target weaker competitors.

      It is difficult to determine precisely when the telecom industry shakeout will bring supply more in line with demand, restoring profit margins and profitability. However, as competition is gradually eliminated from the marketplace, telecom industry fundamentals will improve considerably. We have a two-pronged strategy in the telecom arena - investing in those companies we believe will survive and ultimately prosper and also investing in companies with solid telecom franchises that will eventually attract buyers.

INVESTMENT SCORECARD

      Small group broadcasters Young Broadcasting, Sinclair Broadcast Group, Spanish Broadcasting System, Granite Broadcasting, and Gray Communications were near the top of our performance list this quarter. One of our portfolio holdings, Ackerley Group, was taken over by Clear Channel Communications, albeit at a more modest premium than we had anticipated. Newspaper publishers (some with broadcast properties) also contributed to returns, with Belo Corp., McClatchy, Scripps, Media General, and Meredith Corp. posting reasonable gains. The multi-media giants were mixed, with Tribune, Viacom, and Disney performing well and AOL Time Warner losing ground.


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                                        3

      Telecommunications investments dominated our laggard's list, with small cellular operators such as Rural Cellular, Western Wireless, and Leap Wireless getting hit particularly hard. In general, our cable television and cable network investments also disappointed with former portfolio stalwarts Cablevision Systems and Liberty Media retreating.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ACKERLEY GROUP INC. (AK - $17.86 - NYSE), headquartered in Seattle, Washington, is a diversified media company with operations throughout the United States. The company operates the nation's fourth largest outdoor media company. Ackerley also owns or operates eighteen television stations and five radio stations. On October 8, 2001, Ackerley announced that it had entered into an agreement to be acquired by Clear Channel Communications (CCU - $51.41 - NYSE). Each Ackerley shareholder will be entitled to receive 0.35 shares of Clear Channel stock. The deal is expected to close in the first half of 2002.

GAYLORD ENTERTAINMENT CO. (GET - $26.60 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando.

GRUPO TELEVISA SA (TV - $48.51 - NYSE) headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. Televisa has interests in television production and broadcasting, programming for pay television, direct-to-home (DTH) satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $42.00 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

LIBERTY CORP. (LC - $39.82 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Nine stations are affiliated with NBC, four with ABC and two with CBS. These stations serve more than four million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA CORP. (L - $12.64 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MGM MIRAGE INC. (MGG - $36.23 - NYSE) owns and operates twenty hotel-casino resort properties, thirteen of which are located in Nevada. Among those located on the Las Vegas Strip are Bellagio, MGM Grand Las Vegas, The Mirage, Treasure Island, New York-New York, and Monte Carlo, a 50-50 joint venture with Mandalay Resort Group (MBG - $30.70 - NYSE). MGM Mirage also owns and operates a hotel-casino resort property in Michigan, Mississippi and Australia and operates four hotel-casino resort properties in South Africa. In November 2000, a limited liability company owned jointly with Boyd Gaming (BYD - $15.04 - NYSE) began construction of the Borgata, a 2,000-guestroom hotel casino resort in Atlantic City, which is scheduled to open in the summer of 2003.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TRIBUNE CO. (TRB - $45.46 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets - New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

USA NETWORKS INC. (USAI - $31.77 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. USA recently announced a deal to purchase the majority of Expedia Inc. (EXPE - $69.84 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $60.31 - Nasdaq). Moreover, they have announced they will sell their entertainment assets (USA Networks, Sci Fi Channel, Studios) to Vivendi Universal (V - $38.50 - NYSE), leaving the firm to focus on electronic commerce. As media, advertising and direct selling converge, USA stands to be a major player. The company will be renamed USA Interactive Inc.

VIACOM INC. (VIA - $48.60 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

STOCK REPURCHASE PLAN

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2002, 761,883 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS
      The Multimedia Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on March 26, 2002 of $0.495 per share. For the twelve-months ended March 31, 2002, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2002.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                           WHO                                 WHEN
                           ---                                 ----
      Special Chats:       Mario J. Gabelli                    First Monday of each month
                           Howard Ward                         First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                           MAY                                 JUNE                     JULY
                           ---                                 ----                     ----
      1st Wednesday        Ivan Arteaga                        Henry Van der Eb         Ivan Arteaga
      2nd Wednesday        Charles Minter & Martin Weiner      Caesar Bryan             Caesar Bryan
      3rd Wednesday        Walter Walsh & Laura Linehan        Ivan Arteaga             Lynda Calkin
      4th Wednesday        Hart Woodson                        Barbara Marcin           Henry Van der Eb
      5th Wednesday        Barbara Marcin                                               Barbara Marcin


      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.
      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      Advertising-supported media stocks rallied strongly as the economy regained its footing and investors gravitated to economically sensitive industry groups. We believe political ad spending will boost media company revenues and profits in the coming quarters, and that accelerating deal activity in the media sector will help surface values in the years ahead. Our telecommunications holdings continued to be a performance burden. However, the telecommunications industry shakeout is shoring up the foundation for future profitability, and we believe telecom investments will contribute to the Trust's performance in the years ahead.

                                 Sincerely,



                                 /S/ Mario J. Gabelli
                                 MARIO J. GABELLI, CFA
                                 Portfolio Manager and Chief Investment Officer

May 10, 2002


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                           --------
               COMMON STOCKS -- 88.2%
               COPYRIGHT/CREATIVITY COMPANIES -- 38.6%
               ADVERTISING -- 0.1%
      4,200    Havas Advertising SA ...........................    $     37,850
      2,000    Publicis Groupe ................................          67,802
                                                                   ------------
                                                                        105,652
                                                                   ------------
               CABLE PROGRAMMERS -- 2.5%
     60,000    Canal Plus, ADR ................................          39,990
    140,000    USA Networks Inc.+ .............................       4,447,800
                                                                   ------------
                                                                      4,487,790
                                                                   ------------
               COMPUTER SOFTWARE AND SERVICES -- 2.1%
      1,500    Activision Inc.+ ...............................          44,745
     10,000    America Online Latin America Inc.+ .............          22,500
      3,000    Atlus Co. Ltd. .................................          17,678
      8,000    Block (H&R) Inc. ...............................         355,600
      6,473    CNET Networks Inc.+ ............................          35,472
      3,230    EarthLink Inc.+ ................................          32,785
        500    Electronic Arts Inc.+ ..........................          30,400
     38,000    EMC Corp.+ .....................................         452,960
    135,000    Genuity Inc.+ ..................................         117,450
     10,000    INT Media Group Inc.+ ..........................          32,400
      6,000    Intel Corp. ....................................         182,460
     35,000    Microsoft Corp.+ ...............................       2,110,850
      2,000    Mobius Management Systems+ .....................           5,300
      1,000    Pixar Inc.+ ....................................          36,800
     12,000    Yahoo! Inc.+ ...................................         221,640
                                                                   ------------
                                                                      3,699,040
                                                                   ------------
               CONSUMER PRODUCTS -- 0.3%
      6,000    Department 56 Inc.+ ............................          84,000
     20,000    Mattel Inc. ....................................         416,800
                                                                   ------------
                                                                        500,800
                                                                   ------------
               DIVERSIFIED PUBLISHERS -- 15.1%
     20,000    Arnoldo Mondadori Editore SpA ..................         149,703
    100,000    Belo Corp., Cl. A ..............................       2,325,000
      1,000    Dow Jones & Co. Inc. ...........................          58,220
     20,000    EMAP plc .......................................         234,820
     18,000    Gannett Co. Inc. ...............................       1,369,800
      2,833    Golden Books Family
                 Entertainment Inc.+ ..........................              21
     14,000    Harte-Hanks Communications Inc. ................         442,960
      2,000    Hollinger International Inc. ...................          26,220
    114,000    Independent News & Media plc, Dublin ...........         218,796
     15,000    Journal Register Co.+ ..........................         318,000
     12,000    Knight-Ridder Inc. .............................         824,280
     55,000    Lee Enterprises Inc. ...........................       2,029,500
     20,000    McClatchy Co., Cl. A ...........................       1,187,400
     16,000    McGraw-Hill Companies Inc. .....................       1,092,000
     22,600    Media General Inc., Cl. A ......................       1,435,100
     27,000    Meredith Corp. .................................       1,147,770

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
    100,000    Nation Multimedia Group+ .......................     $    38,603
    100,000    New Straits Times Press Berhad .................         173,684
    150,000    Oriental Press Group ...........................          19,424
     95,000    Penton Media Inc. ..............................         717,250
     10,000    Playboy Enterprises Inc., Cl. A+ ...............         147,500
     97,400    Post Publishing Co. Ltd. .......................          93,998
    170,000    PRIMEDIA Inc.+ .................................         538,900
     47,000    Pulitzer Inc. ..................................       2,514,500
     60,000    Reader's Digest Association Inc., Cl. B ........       1,428,000
    385,000    SCMP Group Ltd. ................................         217,186
     33,000    Scripps (E.W.) Co., Cl. A ......................       2,709,960
     54,452    Singapore Press Holdings Ltd. ..................         726,464
        300    SPIR Communication .............................          23,005
     15,000    Telegraaf Holdingsmij - CVA ....................         270,486
     48,000    Thomas Nelson Inc. .............................         583,200
     85,000    Tribune Co. ....................................       3,864,100
     10,000    United Business Media plc, ADR .................          90,000
        800    Wiley (John) & Sons Inc., Cl. B ................          21,384
      4,000    Wolters Kluwer NV+ .............................          83,750
                                                                   ------------
                                                                     27,120,984
                                                                   ------------
               ENTERTAINMENT PRODUCTION -- 1.3%
     21,622    EMI Group plc ..................................         111,614
     20,000    EMI Group plc, ADR .............................         205,910
      7,000    Grammy Entertainment plc+ ......................          20,266
      9,000    GTECH Holdings Corp.+ ..........................         438,750
      1,000    Martha Stewart Living
                 Omnimedia Inc., Cl. A+ .......................          17,900
     88,710    Metro-Goldwyn-Mayer Inc.+ ......................       1,474,360
      3,000    Princeton Video Image Inc.+ ....................           5,970
    100,000    Shaw Brothers (Hong Kong) Ltd. .................          96,157
      2,000    Sunland Entertainment Co. Inc.+ ................             160
      4,000    World Wrestling Federation
                 Entertainment Inc.+ ..........................          58,400
                                                                   ------------
                                                                      2,429,487
                                                                   ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 10.5%
        481    Boston Celtics L.P. ............................           5,339
     52,000    Disney (Walt) Co. ..............................       1,200,160
     32,000    Fox Entertainment Group Inc., Cl. A+ ...........         756,800
     25,000    Gemstar-TV Guide International Inc.+ ...........         369,750
      5,282    Granada Compass plc ............................          10,305
    155,000    Grupo Televisa SA, ADR+ ........................       7,519,050
     20,000    News Corp. Ltd., ADR ...........................         567,600
     30,000    Six Flags Inc. .................................         535,800
     70,000    SMG plc ........................................         135,068
      9,500    Sony Corp., ADR ................................         491,150
    149,000    Viacom Inc., Cl. A+ ............................       7,241,400
                                                                   ------------
                                                                     18,832,422
                                                                   ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               HOTELS AND GAMING -- 6.6%
     10,000    Aztar Corp.+ ...................................     $   219,000
      6,000    Churchill Downs Inc. ...........................         220,500
    199,500    Gaylord Entertainment Co.+ .....................       5,306,700
    721,000    Hilton Group plc ...............................       2,559,085
     85,000    MGM Mirage Inc.+ ...............................       3,079,550
     10,000    Park Place Entertainment Corp.+ ................         105,500
     10,000    Starwood Hotels & Resorts
                 Worldwide Inc. ...............................         376,100
                                                                   ------------
                                                                     11,866,435
                                                                   ------------
               INFORMATION PUBLISHING -- 0.1%
        500    Dun and Bradstreet Corp.+ ......................          20,005
      8,000    Interactive Data Corp. .........................         140,400
      1,000    Moody's Corp. ..................................          41,100
      1,000    Scholastic Corp.+ ..............................          54,190
                                                                   ------------
                                                                        255,695
                                                                   ------------
               TOTAL COPYRIGHT/CREATIVITY
                 COMPANIES ....................................      69,298,305
                                                                   ------------
               DISTRIBUTION COMPANIES -- 49.6%
               BROADCASTING -- 11.6%
     91,500    Ackerley Group Inc.+ ...........................       1,634,190
      8,450    American Tower Corp., Cl. A+ ...................          45,714
     12,000    CanWest Global
                 Communications Corp. .........................          94,440
     18,000    CanWest Global Communications
                 Corp., Sub-Voting ............................         141,028
      2,000    Carlton Communications plc, ADR ................          38,700
      8,333    Corus Entertainment Inc., Cl. B+ ...............         191,947
      9,000    Cox Radio Inc., Cl. A+ .........................         255,600
     15,500    Crown Media Holdings Inc., Cl. A+ ..............         192,200
      1,000    Emmis Communications Corp., Cl. A ..............          26,740
     28,520    Fisher Communications Inc. .....................       1,297,945
      2,000    General Electric Co. ...........................          74,900
     67,500    Granite Broadcasting Corp.+ ....................         141,750
     14,125    Gray Communications Systems Inc. ...............         226,283
    100,000    Gray Communications
                 Systems Inc., Cl. B ..........................       1,449,000
      7,000    Groupe AB SA, ADR+ .............................          55,877
     10,000    Grupo Radio Centro, SA de CV, ADR ..............          57,000
     36,000    Hearst-Argyle Television Inc.+ .................         890,280
      4,550    LaGardere S.C.A. ...............................         215,935
    151,000    Liberty Corp. ..................................       6,012,820
      4,000    Metropole TV M6 SA .............................         113,202
      3,000    Nippon Television Network ......................         682,461
      4,650    NRJ Group ......................................         100,970
      1,000    NTN Communications Inc.+ .......................           1,110
     62,400    Paxson Communications Corp.+ ...................         683,904
        500    Radio One Inc.+ ................................          10,880

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
      1,000    Radio One Inc., Cl. D+ .........................     $    20,600
      1,500    RTL Group (Brussels) ...........................          58,101
      3,500    RTL Group (New York) ...........................         136,486
      1,525    SAGA Communications Inc., Cl. A ................          38,430
     80,000    Salem Communications Corp., Cl. A+ .............       1,896,000
      2,000    SBS Broadcasting SA+ ...........................          37,900
     30,000    Sinclair Broadcast Group Inc.+ .................         406,500
     43,000    Sistem Televisyen Malaysia Berhad ..............           4,696
      1,000    Spanish Broadcasting
                 System Inc., Cl. A+ ..........................          13,550
     50,000    Television Broadcasts Ltd. .....................         232,699
     25,000    Television Francaise 1 .........................         777,740
     50,000    Tokyo Broadcasting System Inc. .................         945,033
     15,000    TV Azteca, SA de C.V.+ .........................         132,000
     25,000    Ulster Television plc ..........................         128,695
      1,000    Wink Communications Inc.+ ......................           1,890
     51,000    Young Broadcasting Inc., Cl. A+ ................       1,274,490
                                                                   ------------
                                                                     20,739,686
                                                                   ------------
               BUSINESS SERVICES -- 0.9%
     15,000    Carlisle Holdings Ltd.+ ........................          38,250
     50,108    Cendant Corp.+ .................................         962,073
        500    CheckFree Corp.+ ...............................           7,665
      5,282    Compass Group plc ..............................          35,352
      1,000    Convergys Corp.+ ...............................          29,570
      8,000    Donnelley (R.H.) Corp.+ ........................         243,440
     45,000    Key3Media Group Inc.+ ..........................         206,550
        100    SYNAVANT Inc.+ .................................             337
      2,500    Traffix Inc.+ ..................................          18,325
                                                                   ------------
                                                                      1,541,562
                                                                   ------------
               CABLE -- 2.9%
      6,000    Austar United Communications Ltd.+ .............             688
     46,000    Cablevision Systems Corp., Cl. A+ ..............       1,564,000
     20,000    Charter Communications Inc., Cl. A+ ............         225,800
      5,000    Comcast Corp., Cl. A ...........................         167,250
      7,000    Comcast Corp., Cl. A, Special ..................         222,600
     12,000    Mediacom Communications Corp.+ .................         168,120
     10,000    Mercom Inc.+ ...................................         120,000
    100,000    Rainbow Media Group+ ...........................       2,468,000
     22,680    Telewest Communications plc+ ...................           4,199
     24,500    Telewest Communications plc, ADR+ ..............          49,000
     42,000    UnitedGlobalCom Inc., Cl. A+ ...................         227,220
                                                                   ------------
                                                                      5,216,877
                                                                   ------------
               CONSUMER SERVICES -- 0.3%
     40,000    Allied Domecq plc ..............................         244,930
      4,000    Bowlin Travel Centers Inc.+ ....................           6,700
      3,000    Hotel Reservations Inc., Cl. A+ ................         176,790
      6,000    Ticketmaster, Cl. B+ ...........................         177,480
      4,000    TiVo Inc.+ .....................................          21,200
                                                                   ------------
                                                                        627,100
                                                                   ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               ENERGY AND UTILITIES -- 0.4%
     50,000    El Paso Electric Co.+ ..........................    $    782,500
                                                                   ------------
               ENTERTAINMENT DISTRIBUTION -- 7.5%
      6,000    AMC Entertainment Inc.+ ........................          81,840
     50,000    AOL Time Warner Inc.+ ..........................       1,182,500
      6,000    Blockbuster Inc., Cl. A ........................         140,820
    100,000    GC Companies Inc.+ .............................          16,000
    680,375    Liberty Media Corp., Cl. A+ ....................       8,599,940
     39,000    Shaw Communications Inc., Cl. B ................         698,633
     11,000    Shaw Communications Inc.,
                 Cl. B, Non-Voting ............................         197,780
     26,100    Vivendi Universal SA ...........................       1,015,064
     38,000    Vivendi Universal SA, ADR ......................       1,463,000
                                                                   ------------
                                                                     13,395,577
                                                                   ------------
               EQUIPMENT -- 2.3%
     25,000    Agere Systems Inc., Cl. A+ .....................          97,250
     35,000    Allen Telecom Inc.+ ............................         233,800
      1,000    Amphenol Corp., Cl. A+ .........................          46,800
        416    Avaya Inc.+ ....................................           3,070
      2,000    CommScope Inc.+ ................................          34,800
     90,000    Corning Inc. ...................................         685,800
      1,000    Furukawa Electric Co. Ltd. .....................           4,852
      7,700    Hutchison Whampoa Ltd. .........................          67,871
      2,500    L-3 Communications Holdings Inc.+ ..............         280,000
     80,000    Lucent Technologies Inc. .......................         378,400
     50,000    Motorola Inc. ..................................         710,000
     25,000    Nortel Networks Corp. ..........................         112,250
     70,000    Oak Technology Inc.+ ...........................       1,041,600
      3,570    Philips Electronics NV, ADR ....................         107,885
      6,000    Qualcomm Inc.+ .................................         225,840
      6,000    Scientific-Atlanta Inc. ........................         138,600
                                                                   ------------
                                                                      4,168,818
                                                                   ------------
               INTERNATIONAL TELEPHONE -- 5.9%
     42,000    BCE Inc. .......................................         740,040
     10,000    BT Group plc, ADR+ .............................         401,800
     36,203    Cable & Wireless plc, ADR ......................         356,238
     27,000    Compania de Telecomunicaciones
                 de Chile SA, ADR .............................         404,190
    174,082    Deutsche Telekom AG, ADR .......................       2,607,748
     10,000    Embratel Participacoes SA, ADR+ ................          34,500
      3,000    France Telecom SA, ADR .........................          91,230
        174    Japan Telecom Co. Ltd. .........................         538,273
        500    Magyar Tavkozlesi Rt, ADR ......................           8,735
         20    Nippon Telegraph & Telephone Corp. .............          76,810
     37,400    Philippine Long Distance
                 Telephone Co., ADR ...........................         388,960
      6,000    PT Indosat Tbk, ADR ............................          62,100

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
      4,320    PT Telekomunikasi Indonesia, ADR ...............    $     36,072
      5,000    Rostelecom, ADR ................................          38,650
     12,000    Sonera Oyj .....................................          59,567
     40,000    Swisscom AG, ADR ...............................       1,196,000
      3,000    Telecom Argentina Stet France
                 Telecom SA, ADR ..............................           8,580
      2,000    Telecom Corp. of
                 New Zealand Ltd., ADR ........................          33,860
     58,412    Telefonica SA, ADR+ ............................       1,934,033
     19,000    Telefonos de Mexico SA, Cl. L, ADR .............         767,410
      2,400    Telstra Corp. Ltd., ADR ........................          34,200
     45,000    TELUS Corp. ....................................         515,034
     27,000    TELUS Corp., Non-Voting ........................         283,804
                                                                   ------------
                                                                     10,617,834
                                                                   ------------
               SATELLITE -- 1.7%
        300    Asia Satellite Telecommunications
                 Holdings Ltd., ADR ...........................           4,515
      2,100    British Sky Broadcasting
                 Group plc, ADR+ ..............................         152,250
     28,000    EchoStar Communications
                 Corp., Cl. A+ ................................         792,960
     60,000    General Motors Corp., Cl. H+ ...................         987,000
     41,000    Liberty Satellite &
                 Technology Inc., Cl. A+ ......................          23,780
     15,000    Lockheed Martin Corp. ..........................         863,700
     30,008    Loral Space & Communications Ltd.+ .............          64,517
     46,400    Pegasus Communications Corp.+ ..................         140,128
                                                                   ------------
                                                                      3,028,850
                                                                   ------------
               TELECOMMUNICATIONS -- 7.6%
      4,266    Aliant Inc. ....................................          71,259
      3,000    Allegiance Telecom Inc.+ .......................           9,000
     10,000    ALLTEL Corp. ...................................         555,500
      4,000    Brasil Telecom
                 Participacoes SA, ADR ........................         159,600
     90,000    Broadwing Inc.+ ................................         629,100
     47,000    CenturyTel Inc. ................................       1,598,000
      2,000    Choice One Communications Inc.+ ................           3,260
     93,000    Citizens Communications Co.+ ...................         999,750
     80,000    CoreComm Ltd.+ .................................           8,000
     25,000    Electric Lightwave Inc., Cl. A+ ................          12,500
     20,500    Elisa Communications Oyj, Cl. A ................         215,503
     13,000    Global Crossing Ltd.+ ..........................           1,417
      1,305    Hellenic Telecommunications
                 Organization SA ..............................          18,944
     24,000    Jasmine International Public Co. Ltd.+ .........           3,006
      1,000    Jazztel plc, ADR+ ..............................           2,750
      3,000    Metromedia International Group Inc.+ ...........             930
     35,646    Qwest Communications
                 International Inc. ...........................         293,010

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
     15,000    RCN Corp.+ .....................................    $     21,150
      9,655    Rogers Communications Inc., Cl. B+ .............         131,926
    120,345    Rogers Communications
                 Inc., Cl. B, ADR+ ............................       1,648,727
     10,000    TALK America Holdings Inc.+ ....................           4,300
     78,000    Telephone & Data Systems Inc. ..................       6,883,500
      6,000    Time Warner Telecom Inc., Cl. A+ ...............          36,480
      3,000    USN Communications Inc.+ .......................               9
     32,000    WorldCom Inc. - MCI Group ......................         189,120
     10,000    WorldCom Inc. - WorldCom Group+ ................          67,400
                                                                   ------------
                                                                     13,564,141
                                                                   ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 1.1%
    100,000    AT&T Corp. .....................................       1,570,000
     25,000    Sprint Corp. - FON Group .......................         382,250
      1,000    Startec Global Communications Corp.+ ...........              21
                                                                   ------------
                                                                      1,952,271
                                                                   ------------
               U.S. REGIONAL OPERATORS -- 2.2%
     24,434    Commonwealth Telephone
                 Enterprises Inc.+ ............................         934,601
     24,400    Commonwealth Telephone
                 Enterprises Inc., Cl. B+ .....................       1,061,400
      5,000    SBC Communications Inc. ........................         187,200
     37,000    Verizon Communications Inc. ....................       1,689,050
                                                                   ------------
                                                                      3,872,251
                                                                   ------------
               WIRELESS COMMUNICATIONS -- 5.2%
     35,000    America Movil SA de CV, Cl. L, ADR .............         695,100
     52,747    AT&T Wireless Services Inc.+ ...................         472,086
     15,000    Leap Wireless International Inc.+ ..............         126,300
     10,000    mm02 plc, ADR+ .................................          97,900
    122,894    Nextel Communications Inc., Cl. A+ .............         661,170
        100    NTT DoCoMo Inc. ................................         271,626
        400    NTT DoCoMo Inc. - W/I+ .........................       1,083,487
     30,000    Price Communications Corp.+ ....................         529,200
    110,000    Rogers Wireless Communications
                 Inc., Cl. B+ .................................       1,254,000
     12,200    Rural Cellular Corp., Cl. A+ ...................          54,656
     38,680    SK Telecom Co. Ltd., ADR .......................         951,528
     20,000    Sprint Corp. - PCS Group+ ......................         205,800
      1,650    Tele Celular Sul
                 Participacoes SA, ADR ........................          22,027
      5,500    Tele Centro Oeste Celular
                 Participacoes SA, ADR ........................          33,165
        330    Tele Leste Celular
                 Participacoes SA, ADR+ .......................           5,824
        825    Tele Nordeste Celular
                 Participacoes SA, ADR ........................          19,924

                                                                       MARKET
   SHARES                                                              VALUE
-----------                                                        ------------
        330    Tele Norte Celular
                 Participacoes SA, ADR ........................    $      5,263
     18,432    Tele Norte Leste
                 Participacoes SA, ADR ........................         231,506
    380,000    Telecom Italia Mobile SpA ......................       1,843,196
        825    Telemig Celular
                 Participacoes SA, ADR ........................          23,430
      6,600    Telesp Celular Participacoes SA, ADR ...........          41,778
     10,000    Total Access Communications plc+ ...............          13,700
      2,000    United States Cellular Corp.+ ..................          82,000
      6,000    Vimpel-Communications, ADR+ ....................         193,080
     12,650    Vodafone Group plc, ADR ........................         233,140
     26,000    Vodafone Libertel NV+ ..........................         167,849
      2,000    Western Wireless Corp., Cl. A+ .................          17,480
                                                                   ------------
                                                                      9,336,215
                                                                   ------------
               TOTAL DISTRIBUTION
                 COMPANIES ....................................      88,843,682
                                                                   ------------
               TOTAL COMMON STOCKS ............................     158,141,987
                                                                   ------------

               PREFERRED STOCKS -- 2.8%
               BROADCASTING -- 0.3%
      1,064    Granite Broadcasting Corp.,
                 12.750% Cv. Pfd. .............................         526,556
                                                                   ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 1.4%
    105,201    News Corp. Ltd., Pfd., ADR .....................       2,524,824
                                                                   ------------
               U.S. REGIONAL OPERATORS -- 1.1%
     40,000    Citizens Communications Co.,
                 5.000% Cv. Pfd. ..............................       1,880,800
                                                                   ------------
               TOTAL PREFERRED STOCKS .........................       4,932,180
                                                                   ------------
    PRINCIPAL
     AMOUNT
 -------------
               CORPORATE BONDS -- 0.3%
               BUSINESS SERVICES -- 0.2%
   $ 50,000    BBN Corp., Sub. Deb. Cv.(a),
                 6.000%, 04/01/12 .............................          48,375
    300,000    Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 .............................         242,438
                                                                   ------------
                                                                        290,813
                                                                   ------------
               DIVERSIFIED PUBLISHERS -- 0.0%
     66,560    Golden Books Family Entertainment Inc., PIK,
                 10.750%, 12/31/04 ............................           4,992
                                                                   ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
     20,000    Boston Celtics L.P., Sub. Deb. Cv.,
                 6.000%, 06/30/38 .............................          12,900
                                                                   ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
-----------                                                           ---------
               CORPORATE BOND (CONTINUED)
               HOTELS AND GAMING -- 0.1%
  $ 300,000    Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 .............................    $    285,750
                                                                   ------------
               TOTAL CORPORATE BONDS ..........................         594,455
                                                                   ------------

               U.S. GOVERNMENT OBLIGATIONS -- 8.8%
 15,762,000    U.S. Treasury Bills,
                 1.660% to 1.790%++,
                 04/04/02 to 06/27/02 .........................      15,724,761
                                                                   ------------

TOTAL INVESTMENTS -- 100.1%
  (Cost $149,935,846) .........................................     179,393,383

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (17.3)% .......................     (31,018,440)
                                                                   ------------

NET ASSETS -- COMMON STOCK -- 82.8%
  (14,313,653 common shares outstanding) ......................     148,374,943
                                                                   ------------

NET ASSETS -- PREFERRED STOCK -- 17.3%
  (1,234,700 preferred shares outstanding) ....................      30,867,500
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ....................................    $179,242,443
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($148,374,943 / 14,313,653
  shares outstanding) .........................................          $10.37
                                                                         ======

  PRINCIPAL                                     SETTLEMENT       NET UNREALIZED
   AMOUNT                                          DATE           DEPRECIATION
-----------                                    -----------      ----------------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
               Deliver Hong Kong Dollars in
                 exchange for:
4,718,000(b)     USD 604,701                     08/01/02                  $353
                                                                          =====

  -------------
             For Federal tax purposes:
             Aggregate cost ...................................    $149,935,846
                                                                   ============
             Gross unrealized appreciation ....................    $ 45,176,425
             Gross unrealized depreciation ....................     (15,718,888)
                                                                   ------------
             Net unrealized appreciation ......................    $ 29,457,537
                                                                   ============

  -----------------------
  (a)  Security fair valued under procedures established by the
       Board of Directors.
  (b)  Principal amount denoted in Hong Kong Dollars.
  +    Non-income producing security.
  ++   Represents annualized yield at date of purchase.
  ADR  American Depositary Receipt
  PIK  Paid in Kind
  USD  United States Dollars
                                      % OF
                                     MARKET        MARKET
                                      VALUE         VALUE
                                   ------------  ------------
    GEOGRAPHIC DIVERSIFICATION
    United States ................      75.2%   $134,944,297
    Europe .......................      10.1      18,083,596
    Asia/Pacific Rim .............       6.0      10,779,707
    Latin America ................       5.3       9,504,915
    Canada .......................       3.4       6,080,868
                                      -------   ------------
    Total Investments ............     100.0%   $179,393,383
                                      =======   ============

--------------------------------------------------------------------------------
                         SELECTED HOLDINGS
                          MARCH 31, 2002

Ackerley Group Inc.                     MGM Mirage Inc.
Gaylord Entertainment Co.               Telephone & Data Systems Inc.
Grupo Televisa SA                       Tribune Co.
Liberty Corp.                           USANetworks Inc.
Liberty Media Corp.                     Viacom Inc.
--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.
      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.
      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN
      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.
      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.
      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           COMMON    7.92% PREFERRED
                         ----------  ----------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,313,653     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2002

GBFMT 03/02